EXHIBIT 32.1

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Annual Report of Monarch Services, Inc. (the "Company") on Form 10-KSB for the year ending April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jackson Y. Dott, the Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/   Jackson Y. Dott
----------------------------
Jackson Y. Dott
Chief Executive Officer
July 28, 2006